                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                         April 17, 2007

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On April 17, 2007, Hancock Holding Company
issued a press release announcing earnings for first quarter of 2007.
The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated April 17, 2007, headed "Hancock Holding
                             Company Announces Earnings for First Quarter
                             2007" and related financial statements.

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 18, 2007

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                                                        For More Information
April 17, 2007                                                               Carl J. Chaney, Chief Executive Officer
                                                                             John M. Hairston, Chief Executive Officer
                                                                             Michael M. Achary, Chief Financial Officer
                                                                             Paul D. Guichet, Investor Relations
                                                                             800.522.6542 or 228.563.6559

=====================================================================================================================

                          Hancock Holding Company Announces Earnings for First Quarter 2007

     GULFPORT,  MS (April 17,  2007) - Hancock  Holding  Company  (NASDAQ:  HBHC)  announced  earnings  for the first quarter  ended  March 31,  2007.  Hancock's  first  quarter  2007  earnings  were $19.2  million,  a decrease of $2.8 million,  or 13 percent,  from the first  quarter of 2006.  Diluted  earnings per share for the first quarter of 2007 were $0.58, a decrease of $0.09 from the same quarter a year ago.

     For comparative  purposes,  net income for 2006 was affected by several items related to the impact of Hurricane
Katrina,  which made  landfall in the  Company's  operating  region on August 29, 2005. In the third quarter of 2006, the Company  reversed  $20.0  million from the  storm-related  allowance  for loan losses due to better than expected loss  experience  with  storm-impacted  credits.  In addition,  the Company  negotiated a final  settlement  with the primary  property  and casualty  insurance  provider and  recognized  a $5.1 million gain in 2006's  fourth  quarter.
There were no significant storm-related items in the first and second quarters of 2006.

Recovery Update

     Hancock Holding Company Chief  Executive  Officers Carl J. Chaney and John M. Hairston both expressed  gratitude to all Hancock  family  members for the  completion  of recovery  efforts from the  aftermath  of the 2005 storm.  By
April 30, 2007,  the Company will  complete the task of moving back into the newly  restored  corporate  headquarters building at One Hancock Plaza.  In addition,  work is  progressing on the Company's new Data Center,  located on high ground north of  Interstate  10, with an expected  completion  date of June 1, 2007.  Hancock has also  completed the necessary and prudent steps of ensuring  continuity of our customer and  business-related  operations in the event of any potential disruptions.

First Quarter 2007 Financial Highlights

     o   Net Income and Returns:  Hancock's net income for the first  quarter of 2007 was $19.2  million  compared to
         $22.0  million for the same  quarter a year ago.  Return on average  assets for the quarter was 1.32 percent compared  to 1.49  percent for 2006's  first  quarter.  Return on average  common  equity was 13.77  percent compared to 18.34 percent for the same quarter a year ago.

     o   Asset  Quality & Allowance  for Loan Losses:  Hancock  recorded a provision  for loan losses of $1.2 million in the first quarter,  which when combined with the quarter's net charge-offs of $1.47 million,  resulted in a $.3 million  reduction  in the  allowance  for loan losses  between  December 31, 2006 and March 31, 2007.
         This  provision  was  necessary  to further  adjust the  allowance  to the level  dictated by the  Company's reserving  methodologies.  Net  charge-offs  for the first  quarter  of 2007  were  $1.47  million,  or 0.18 percent of average  loans,  down $58 thousand  from the $1.52  million,  or 0.19  percent of average  loans, reported  for the fourth  quarter of 2006.  Net  charge-offs  for the first  quarter of 2006 were a negative
         $.11 million or negative 0.01 percent of average  loans.  Non-performing  assets as a percent of total loans and  foreclosed  assets was 0.16 percent at March 31,  2007,  compared to 0.13 percent at December 31, 2006.
         Compared to the first quarter of 2006,  the ratio of  non-performing  assets as a percent of total loans and
         foreclosed   assets  was  down  19  basis  points  from  the  0.35  percent  reported  at  March  31,  2006.
         Non-performing  assets  increased  $1.0  million  from  December  31,  2006,  reflecting  higher  levels  of non-accrual  loans.  The Company's  ratio of accruing loans 90 days or more past due to total loans was 0.18 percent at March 31,  2007,  compared to 0.08  percent at December 31, 2006 and to 0.22 percent at March 31,
         2006.  The Company's  allowance  for loan losses was $46.5 million at March 31, 2007,  down $.3 million from the $46.8 million  reported at December 31, 2006,  and $27.4  million lower than the $73.9 million  reported at March 31, 2006.  The ratio of the  allowance  for loan losses as a percent of  period-end  loans was 1.41 percent at March 31, 2007,  and 1.44 percent at December 31, 2006. The allowance  coverage ratio  (allowance for loan  losses  to  non-performers  and past  dues) was 414  percent  for the first  quarter  of 2007,  as compared to 433 percent for the first quarter of 2006.

     o   Loans:  At March 31,  2007,  Hancock's  total  loans were $3.3  billion,  which  represented  an increase of
         $347.7 million,  or 12 percent,  from March 31, 2006.  Period-end loans were up $49.0 million, or 2 percent, compared to December 31, 2006.  Average  loans were up $91.5  million,  or 12 percent  annualized,  from the fourth  quarter of 2006.  Of that  increase,  approximately  $50 million of growth was in  Mississippi,  $31 million in  Louisiana,  $9 million in Florida and $2 million in  Alabama.  The  majority of the  increase in average loans compared to last quarter was in commercial purpose loans (approximately $76.5 million).

     o   Deposits:  Period-end  deposits for the first quarter were $4.9 billion,  down $395.2 million, or 7 percent, from March 31, 2006, and were down $107.2 million,  or 2 percent,  from December 31, 2006.  Average deposits were up $20.2  million,  or 2 percent  annualized,  from the fourth  quarter of 2006.  The  majority  of the increase in average  deposits  was in public fund  deposits  (up  significantly  due to seasonal  inflows of
         $78.6  million)  and  time  deposits  (up  $.8  million).  Offsetting  these  increases  was a  decrease  in transaction  deposits  ($59.2  million).  The slower  growth in deposits  compared to the prior  quarter and same  quarter  a year ago was the  result  of the  continued  rebuilding  efforts  in the  region  following
         Hurricane Katrina and the slower than expected pace of Federal grants to homeowners.

     o   Net Interest Income:  Net interest income (te) for the first quarter  decreased $4.5 million,  or 8 percent, from the first  quarter  of 2006,  and was $1.6  million,  or 3 percent,  lower  than the fourth  quarter of
         2006.  The  Company's  net  interest  margin (te) was 4.04  percent in the first  quarter,  26 basis  points narrower  than  the  same  quarter  a year  ago and 2 basis  points  narrower  than  the  previous  quarter.
         Compared to the same  quarter a year ago, the primary  driver of the $4.5  million  decrease in net interest income (te) was a $104.7 million,  or 2 percent,  decrease in average earning assets mainly from a reduction in total  borrowings of $82.0 million,  or 29 percent,  and a decrease in average deposits of $39.8 million, or .8 percent.  As mentioned,  the net interest  margin (te) narrowed 26 basis points as the decrease in the average  earning  asset yield (46 basis points) did not offset the increase in total funding costs (72 basis points).  The Company's level of net interest  income (te) in the first quarter  decreased $1.6 million from the prior  quarter.  The net  interest  margin (te)  narrowed 2 basis  points from the prior  quarter as the yield on average  earning  assets  increased 10 basis  points,  while total  funding  costs were up 12 basis points.

o        Noninterest  Income & Operating Expense:  Noninterest  income for the first quarter was up $1.0 million,  or
         4 percent,  compared to the same quarter a year ago, but was down $1.6  million,  or 6 percent,  compared to the fourth  quarter.  The primary factors  impacting the higher levels of noninterest  income as compared to the same quarter a year ago,  were higher  levels of service  charge fees (up $1.3  million,  or 17 percent)
         and trust fees (up $0.6 million,  or 20 percent).  The decrease in noninterest  income for the first quarter
         (excluding  securities  transactions)  compared to the prior quarter was due to decreases in insurance  fees
         (down $1.0  million) and other income (down $0.8  million).  Operating  expenses for the first  quarter were
         $.2  million,  or .4 percent,  higher  compared to the same quarter a year ago and were $0.7  million,  or 1 percent,  lower than the previous  quarter.  The increase  from the same quarter a year ago was reflected in higher levels of personnel expense (up $.4 million) and occupancy expense (up $.4 million).

Branch Expansion

     During the first  quarter of 2007,  the Company  received  final  regulatory  approval for a commercial  banking charter in the state of Alabama.  Hancock Bank of Alabama  began  operations  in February,  2007 with one location in our existing loan  production  office in Mobile,  AL. A total of four branch  locations will be open and operating in either leased or modular  facilities  while permanent branch  facilities are constructed.  These facilities will open over the course of the next 90 days. An additional  branch  facility is planned for downtown New Orleans,  LA (August
2007), and as many as three additional branch facilities in Pensacola, FL (first quarter, 2008).

Stock Repurchases

     Approximately  228,000 of the  Company's  shares  were  repurchased  during the first  quarter of 2007 under the
Stock  Repurchase  Plan that was approved in 2000.  The remaining  plan shares  available for repurchase at March 31,
2007 were 1.3 million shares.  Management  intends to continue  repurchasing  shares as long as market conditions are conducive to that action.

About Hancock Holding Company and Hancock Bank

     Hancock Holding  Company -- parent company of Hancock Bank of Alabama,  Hancock Bank  Mississippi,  Hancock Bank
of Florida,  and  Hancock  Bank of  Louisiana  -- has assets of more than $5.8  billion.  Bank  subsidiaries  include
Hancock  Investment  Services,  Inc.,  Hancock  Insurance  Agency,  and Harrison Finance Company.  Additionally,  the
company  operates  corporate  trust  offices in Gulfport,  MS,  Jackson,  MS, New Orleans,  LA, and Baton Rouge,  LA.
Hancock's  trust  department,  a division of the wealth  management  group,  has assets of $7.1 billion,  with assets under  management  of $2.3  billion,  as of December 31,  2006.  Founded  October 10, 1899,  Hancock Bank is the only financial  services  company  headquartered  in the Gulf  South to rate among the top 20  percent  of  America's  top performing  banks.  Hancock  consistently  ranks as one of the country's  strongest,  safest financial  institutions, according to Veribanc,  Inc., and  BauerFinancial  Services,  Inc. Thomson  Financial also recently listed Hancock as the ninth largest  corporate  trustee bank in the U.S. More  corporate  information  and online banking are available at www.hancockbank.com.

"SAFE HARBOR"  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information  about  companies'
anticipated  future financial  performance.  This act provides a safe harbor for such disclosure,  which protects the companies from  unwarranted  litigation if actual results are different from  management  expectations.  This release contains  forward-looking  statements  and reflects  management's  current  views and  estimates  of future  economic circumstances,  industry conditions,  company performance,  and financial results.  These forward-looking  statements are subject to a number of factors and  uncertainties  which could cause the Company's  actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

                                                      - more -

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)

                                                                                Three Months Ended
                                                                        ----------------------------------
                                                                         3/31/2007  12/31/2006   3/31/2006
                                                                        ----------  ----------   ---------

Per Common Share Data

Earnings per share:
    Basic                                                                   $0.59       $0.67       $0.68
    Diluted                                                                 $0.58       $0.65       $0.67
Cash dividends per share                                                   $0.240      $0.240      $0.195
Book value per share (period-end)                                          $17.27      $17.09      $15.06
Tangible book value per share (period-end)                                 $15.05      $14.87      $12.85
Weighted average number of shares:
    Basic                                                                  32,665      32,632      32,393
    Diluted                                                                33,299      33,378      33,088
Period-end number of shares                                                32,518      32,666      32,494
Market data:
    High price                                                             $54.09      $56.00      $46.67
    Low price                                                              $41.88      $50.85      $37.75
    Period end closing price                                               $43.98      $52.84      $46.52
    Trading volume                                                          8,577       6,393       3,990

Other Period-end Data

FTE headcount                                                               1,929       1,848       1,768
Tangible common equity                                                   $489,430    $485,778    $417,684
Tier I capital                                                           $513,229    $510,638    $440,302
Goodwill                                                                  $62,277     $62,277     $61,418
Amortizable intangibles                                                    $8,991      $9,414      $8,725
Mortgage servicing intangibles                                               $829        $941      $1,384
Common shares repurchased for publicly announced plans                        228           -          17

Performance Ratios

Return on average assets                                                    1.32%       1.44%       1.49%
Return on average common equity                                            13.77%      15.54%      18.34%
Earning asset yield (TE)                                                    6.64%       6.54%       6.17%
Total cost of funds                                                         2.60%       2.48%       1.88%
Net interest margin (TE)                                                    4.04%       4.06%       4.30%
Noninterest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles, net storm-related
    gain/(loss) and securities transactions                                61.38%      59.79%      58.29%
Common equity (period-end) as a percent of total assets (period-end)        9.61%       9.36%       7.82%
Leverage (Tier I) ratio                                                     8.80%       8.63%       7.45%
Tangible common equity ratio                                                8.48%       8.24%       6.75%
Net charge-offs as a percent of average loans                               0.18%       0.19%      -0.01%
Allowance for loan losses as a percent of period-end loans                  1.41%       1.44%       2.51%
Allowance for loan losses to NPAs + accruing loans 90 days past due       413.60%     694.67%     432.85%
Loan/deposit ratio                                                         65.91%      64.34%      59.00%
Non-interest income excluding net storm-related gain/(loss)
    and securities transactions as a percent of
    total revenue (TE)                                                     32.48%      33.14%      29.92%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
                                                                                 Three Months Ended
                                                                        ----------------------------------
                                                                         3/31/2007  12/31/2006   3/31/2006
                                                                        ----------  ----------  ----------

Asset Quality Information

Non-accrual loans                                                          $4,494      $3,500      $8,676
Foreclosed assets                                                             718         681       1,779
                                                                        ----------  ----------  ----------
Total non-performing assets                                                $5,212      $4,181     $10,455
                                                                        ----------  ----------  ----------
Non-performing assets as a percent of loans and foreclosed assets           0.16%       0.13%       0.35%
Accruing loans 90 days past due                                            $6,035      $2,552      $6,632
Accruing loans 90 days past due as a percent of loans                       0.18%       0.08%       0.22%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                            0.34%       0.21%       0.58%

Net charge-offs                                                            $1,465      $1,523       ($108)
Net charge-offs as a percent of average loans                               0.18%       0.19%      -0.01%

Allowance for loan losses                                                 $46,517     $46,772     $73,961
Allowance for loan losses as a percent of period-end loans                  1.41%       1.44%       2.51%
Allowance for loan losses to NPAs + accruing loans 90 days past due       413.60%     694.67%     432.85%

Provision for loan losses                                                  $1,211        ($57)      ($705)

Allowance for Loan Losses

Beginning Balance                                                         $46,772     $48,352     $74,558
Provision for loan loss                                                     1,211         (57)       (705)
Charge-offs                                                                 3,076       4,493       3,922
Recoveries                                                                  1,611       2,970       4,030
                                                                        ----------  ----------  ----------
Net charge-offs                                                             1,465       1,523        (108)
                                                                        ----------  ----------  ----------
Ending Balance                                                            $46,517     $46,772     $73,961
                                                                        ----------  ----------  ----------

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                                                 $168       ($137)    ($1,769)
Mortgage loans                                                                 23         (11)        181
Direct consumer loans                                                         110         493         579
Indirect consumer loans                                                       675         395         653
Finance company loans                                                         489         783         248
                                                                        ----------  ----------  ----------
Total net charge-offs                                                      $1,465      $1,523       ($108)
                                                                        ==========  ==========  ==========

Average loans:
Commercial/real estate loans                                           $1,931,966  $1,855,506  $1,674,706
Mortgage loans                                                            426,103     428,674     410,023
Direct consumer loans                                                     485,201     479,087     469,832
Indirect consumer loans                                                   357,008     350,829     351,405
Finance Company loans                                                      92,315      86,965      64,496
                                                                        ----------  ----------  ----------
Total average loans                                                    $3,292,593  $3,201,061  $2,970,461

Net charge-offs to average loans:
Commercial/real estate loans                                                0.04%      -0.03%      -0.43%
Mortgage loans                                                              0.02%      -0.01%       0.18%
Direct consumer loans                                                       0.09%       0.41%       0.50%
Indirect consumer loans                                                     0.77%       0.45%       0.75%
Finance Company loans                                                       2.15%       3.57%       1.56%
                                                                        ----------  ----------  ----------
Total net charge-offs to average loans                                      0.18%       0.19%      -0.01%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
                                                                                Three Months Ended
                                                                       -----------------------------------
                                                                        3/31/2007  12/31/2006   3/31/2006
                                                                       ----------  ----------  -----------

Income Statement

Interest income                                                           $85,708     $87,104     $81,590
Interest income (TE)                                                       88,124      89,366      83,570
Interest expense                                                           34,308      33,966      25,273
                                                                       ----------  ----------  -----------
Net interest income (TE)                                                   53,816      55,400      58,297
Provision for loan losses                                                   1,211         (57)       (705)
Noninterest income excluding net storm-related gain/(loss)
  and securities transactions                                              25,889      27,460      24,890
Net storm-related gain/(loss)                                                   -       5,084           -
Securities transactions gains/(losses)                                        213      (5,396)        118
Noninterest expense                                                        49,346      50,042      49,165
                                                                       ----------  ----------  -----------
Income before income taxes                                                 26,945      30,300      32,865
Income tax expense                                                          7,715       8,538      10,854
                                                                       ----------  ----------  -----------
Net income                                                                $19,229     $21,762     $22,011
                                                                       ==========  ==========  ===========

Noninterest Income and Noninterest Expense

Service charges on deposit accounts                                        $9,190      $9,402      $7,884
Trust fees                                                                  3,693       3,624       3,078
Debit card & merchant fees                                                  1,778       1,983       1,709
Insurance fees                                                              4,369       5,346       5,159
Investment & annuity fees                                                   1,978       1,519       1,264
ATM fees                                                                    1,324       1,215       1,294
Secondary mortgage market operations                                          911         945         817
Other income                                                                2,646       3,426       3,684
                                                                       ----------  ----------  -----------
Noninterest income excluding net storm-related gain/(loss)
  and securities transactions                                             $25,889     $27,460     $24,890
Net storm-related gain/(loss)                                                   -       5,084           -
Securities transactions gains/(losses)                                        213      (5,396)        118
                                                                       ----------  ----------  -----------
Total noninterest income including net storm-related gain/(loss)
  and securities transactions                                             $26,101     $27,147     $25,008
                                                                       ==========  ==========  ===========

Personnel expense                                                         $26,563     $24,092     $26,202
Occupancy expense (net)                                                     4,073       3,335       3,659
Equipment expense                                                           2,272       2,665       2,668
Other operating expense                                                    16,015      19,451      15,961
Amortization of intangibles                                                   423         499         675
                                                                       ----------  ----------  -----------
Total noninterest expense                                                 $49,346     $50,042     $49,165
                                                                       ==========  ==========  ===========

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
                                                                                Three Months Ended
                                                                     ------------------------------------
                                                                        3/31/2007  12/31/2006   3/31/2006
                                                                     ------------  ----------  ----------
Period-end Balance Sheet

Commercial/real estate loans                                           $1,953,907  $1,912,076  $1,688,820
Mortgage loans                                                            420,781     415,180     398,201
Direct consumer loans                                                     469,783     479,113     447,214
Indirect consumer loans                                                   358,844     353,032     349,412
Finance Company loans                                                      95,334      90,236      67,300
                                                                     ------------  ----------  ----------
Total loans                                                             3,298,647   3,249,637   2,950,947
Loans held for sale                                                        21,342      16,946      20,223
Securities                                                              1,820,772   1,903,658   2,278,613
Short-term investments                                                    134,924     222,439     417,373
                                                                     ------------  ----------  ----------
Earning assets                                                          5,275,685   5,392,680   5,667,157
                                                                     ------------  ----------  ----------
Allowance for loan losses                                                 (46,517)    (46,772)    (73,961)
Other assets                                                              615,865     618,656     663,393
                                                                     ------------  ----------  ----------
Total assets                                                           $5,845,033  $5,964,565  $6,256,589
                                                                     ============  ==========  ==========

Noninterest bearing deposits                                             $995,864  $1,057,358  $1,225,744
Interest bearing transaction deposits                                   1,515,116   1,485,156   1,730,873
Interest bearing Public Fund deposits                                     777,692     733,788     892,894
Time deposits                                                           1,635,090   1,754,690   1,469,438
                                                                     ------------  ----------  ----------
Total interest bearing deposits                                         3,927,899   3,973,633   4,093,205
                                                                     ------------  ----------  ----------
Total deposits                                                          4,923,763   5,030,991   5,318,949
Other borrowed funds                                                      222,534     227,027     273,629
Other liabilities                                                         137,209     148,137     174,568
Common shareholders' equity                                               561,527     558,410     489,443
                                                                     ------------  ----------  ----------
Total liabilities & common equity                                      $5,845,033  $5,964,565  $6,256,589
                                                                     ============  ==========  ==========

Average Balance Sheet

Commercial/real estate loans                                           $1,931,966  $1,855,506  $1,674,706
Mortgage loans                                                            426,103     428,674     410,023
Direct consumer loans                                                     485,201     479,087     469,832
Indirect consumer loans                                                   357,008     350,829     351,405
Finance Company loans                                                      92,315      86,965      64,496
                                                                     ------------  ----------  ----------
Total loans                                                             3,292,593   3,201,061   2,970,461
Securities                                                              1,830,557   2,153,908   2,152,958
Short-term investments                                                    231,558      81,675     335,986
                                                                     ------------  ----------  ----------
Earning average assets                                                  5,354,709   5,436,644   5,459,405
                                                                     ------------  ----------  ----------
Allowance for loan losses                                                 (46,704)    (47,804)    (74,429)
Other assets                                                              597,921     602,104     598,546
                                                                     ------------  ----------  ----------
Total assets                                                           $5,905,925  $5,990,944  $5,983,521
                                                                     ============  ==========  ==========

Noninterest bearing deposits                                             $983,973  $1,039,846  $1,201,186
Interest bearing transaction deposits                                   1,492,405   1,495,724   1,714,514
Interest bearing Public Fund deposits                                     820,652     742,063     712,394
Time deposits                                                           1,698,218   1,697,427   1,406,969
                                                                     ------------  ----------  ----------
Total interest bearing deposits                                         4,011,274   3,935,214   3,833,877
                                                                     ------------  ----------  ----------
Total deposits                                                          4,995,247   4,975,060   5,035,063
Other borrowed funds                                                      205,737     321,292     287,738
Other liabilities                                                         138,776     138,905     173,989
Common shareholders' equity                                               566,166     555,687     486,731
                                                                     ------------  ----------  ----------
Total liabilities & common equity                                      $5,905,925  $5,990,944  $5,983,521
                                                                     ============  ==========  ==========

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                                Three Months Ended
                                                                      -----------------------------------
                                                                        3/31/2007  12/31/2006   3/31/2006
                                                                      -----------  ----------  ----------

Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                                      61.49%      58.88%      54.41%
Securities                                                                 34.19%      39.62%      39.44%
Short-term investments                                                      4.32%       1.50%       6.15%
                                                                      -----------  ----------  ----------
Earning average assets                                                    100.00%     100.00%     100.00%
                                                                      ===========  ==========  ==========

Noninterest bearing deposits                                               18.38%      19.13%      22.00%
Interest bearing transaction deposits                                      27.87%      27.51%      31.40%
Interest bearing Public Fund deposits                                      15.33%      13.65%      13.05%
Time deposits                                                              31.71%      31.22%      25.77%
                                                                      -----------  ----------  ----------
Total deposits                                                             93.29%      91.51%      92.23%
Other borrowed funds                                                        3.84%       5.91%       5.27%
Other net interest-free funding sources                                     2.87%       2.58%       2.50%
                                                                      -----------  ----------  ----------
Total average funding sources                                             100.00%     100.00%     100.00%
                                                                      ===========  ==========  ==========

Loan mix:
Commercial/real estate loans                                               58.68%      57.97%      56.38%
Mortgage loans                                                             12.94%      13.39%      13.80%
Direct consumer loans                                                      14.74%      14.97%      15.82%
Indirect consumer loans                                                    10.84%      10.96%      11.83%
Finance Company loans                                                       2.80%       2.72%       2.17%
                                                                      -----------  ----------  ----------
Total loans                                                               100.00%     100.00%     100.00%
                                                                      ===========  ==========  ==========

Average dollars (in thousands):
Loans                                                                  $3,292,593  $3,201,061  $2,970,461
Securities                                                              1,830,557   2,153,908   2,152,958
Short-term investments                                                    231,558      81,675     335,986
                                                                      -----------  ----------  ----------
Earning average assets                                                 $5,354,709  $5,436,644  $5,459,405

Noninterest bearing deposits                                             $983,973  $1,039,846  $1,201,186
Interest bearing transaction deposits                                   1,492,405   1,495,724   1,714,514
Interest bearing Public Fund deposits                                     820,652     742,063     712,394
Time deposits                                                           1,698,218   1,697,427   1,406,969
                                                                      -----------  ----------  ----------
Total deposits                                                          4,995,247   4,975,060   5,035,063
Other borrowed funds                                                      205,737     321,292     287,738
Other net interest-free funding sources                                   153,725     140,292     136,604
                                                                      -----------  ----------  ----------
Total average funding sources                                          $5,354,709  $5,436,644  $5,459,405

Loans:
Commercial/real estate loans                                           $1,931,966  $1,855,506  $1,674,706
Mortgage loans                                                            426,103     428,674     410,023
Direct consumer loans                                                     485,201     479,087     469,832
Indirect consumer loans                                                   357,008     350,829     351,405
Finance Company loans                                                      92,315      86,965      64,496
                                                                      -----------  ----------  ----------
Total average loans                                                    $3,292,593  $3,201,061  $2,970,461

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                    Three Months Ended
                           ----------------------------------------------------------------------------------------------------
                                         03/31/07                        12/31/06                          03/31/06
                           ---------------------------------  --------------------------------  -------------------------------
                             Interest     Volume      Rate    Interest     Volume       Rate    Interest     Volume      Rate
                           -----------   ----------   ------  ---------   ----------   -------  ---------   ----------   ------

Average Earning Assets
Commercial & real estate
  loans (TE)                  $35,231    $1,931,966    7.39%   $34,210    $1,855,506     7.32%   $28,637    $1,674,706    6.93%
Mortgage loans                  6,509       426,103    6.11%     6,516       428,674     6.08%     5,897       410,023    5.75%
Consumer loans                 20,197       934,524    8.76%    19,890       916,881     8.61%    17,473       885,732    8.00%
Loan fees & late charges          443             -    0.00%     1,510             -     0.00%     2,320             -    0.00%
                           -----------   ----------   ------  ---------   ----------   -------  ---------   ----------   ------
  Total loans (TE)             62,380     3,292,593    7.67%    62,126     3,201,061     7.71%    54,327     2,970,461    7.40%

US treasury securities            736        60,480    4.94%     1,081        84,281     5.09%       627        60,086    4.23%
US agency securities           11,755       940,516    5.00%    14,505     1,181,943     4.91%    13,786     1,194,312    4.62%
CMOs                            1,104       107,986    4.09%     1,268       124,850     4.06%     1,810       184,276    3.93%
Mortgage backed securities      5,482       444,427    4.93%     5,920       490,990     4.82%     5,519       477,789    4.62%
Municipals (TE)                 2,861       198,815    5.76%     2,422       190,739     5.08%     2,729       163,175    6.69%
Other securities                  922        78,333    4.71%       968        81,105     4.77%       872        73,320    4.76%
                           -----------   ----------   ------  ---------   ----------   -------  ---------   ----------   ------
  Total securities (TE)        22,861     1,830,557    5.00%    26,165     2,153,908     4.86%    25,342     2,152,958    4.71%

  Total short-term investments  2,883       231,558    5.05%     1,075        81,675     5.22%     3,900       335,986    4.71%

  Average earning assets
    yield (TE)                $88,124    $5,354,709    6.64%   $89,366    $5,436,644     6.54%   $83,570    $5,459,405    6.17%

Interest-bearing Liabilities
Interest-bearing transaction
    deposits                   $4,765    $1,492,405    1.29%    $3,930    $1,495,724     1.04%    $3,266    $1,714,514    0.77%
Time deposits                  19,022     1,698,218    4.54%    18,999     1,697,427     4.44%    13,005     1,406,969    3.75%
Public Funds                    9,029       820,652    4.46%     8,318       742,063     4.45%     6,750       712,394    3.84%
                           -----------   ----------   ------  ---------   ----------   -------  ---------   ----------   ------
   Total interest bearing
    deposits                   32,816     4,011,274    3.32%    31,247     3,935,214     3.15%    23,021     3,833,877    2.44%

Customer repos                  1,830       198,898    3.73%     3,061       298,163     4.07%     1,641       230,725    2.88%
Other borrowings                 (338)        6,838  -20.03%      (342)       23,129    -5.87%       611        57,014    4.35%
                           -----------   ----------   ------  ---------   ----------   -------  ---------   ----------   ------
  Total borrowings              1,492       205,737    2.94%     2,719       321,292     3.36%     2,252       287,738    3.17%

  Total interest bearing liab
    cost                      $34,308    $4,217,011    3.30%   $33,966    $4,256,506     3.17%   $25,273    $4,121,615    2.49%

Noninterest-bearing deposits                983,973                        1,039,846                         1,201,186
Other net interest-free
    funding sources           153,725                          140,292                           136,604

Total Cost of Funds           $34,308    $5,354,709    2.60%   $33,966    $5,436,644     2.48%   $25,273    $5,459,405    1.88%

Net Interest Spread (TE)      $53,816                  3.34%   $55,400                   3.38%   $58,297                  3.69%

Net Interest Margin (TE)      $53,816    $5,354,709    4.04%   $55,400    $5,436,644     4.06%   $58,297    $5,459,405    4.30%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)
                                                            2005                                  2006                      2007
                                            --------------------------------  ------------------------------------------  --------
                                                  2Q         3Q        4Q         1Q         2Q         3Q         4Q        1Q
                                            -----------  ---------  --------  ---------  ---------  ----------  --------  --------

Per Common Share Data

Earnings per share:
    Basic                                         $0.56      $0.04     $0.59      $0.68      $0.68       $1.11     $0.67     $0.59
    Diluted                                       $0.55      $0.04     $0.58      $0.67      $0.66       $1.08     $0.65     $0.58
Cash dividends per share                         $0.165     $0.195    $0.195     $0.195     $0.220      $0.240    $0.240    $0.240
Book value per share (period-end)                $14.87     $14.52    $14.78     $15.06     $15.12      $16.64    $17.09    $17.27
Tangible book value per share (period-end)       $12.73     $12.25    $12.55     $12.85     $12.94      $14.47    $14.87    $15.05
Weighted average number of shares:
    Basic                                        32,396     32,308    32,313     32,393     32,531      32,566    32,632    32,665
    Diluted                                      32,928     32,940    32,980     33,088     33,322      33,333    33,378    33,299
Period-end number of shares                      32,310     32,309    32,301     32,494     32,555      32,584    32,666    32,518
Market data:
    High price                                   $34.87     $37.84    $39.90     $46.67     $57.19      $56.79    $56.00    $54.09
    Low price                                    $28.25     $29.93    $31.08     $37.75     $44.02      $49.71    $50.85    $41.88
    Period end closing price                     $34.40     $34.14    $37.81     $46.52     $56.00      $53.55    $52.84    $43.98
    Trading volume                                3,527      8,760     6,829      3,990      8,737       8,135     6,393     8,577

Other Period-end Data

FTE headcount                                     1,813      1,590     1,735      1,768      1,777       1,788     1,848     1,929
Tangible common equity                         $411,203   $395,843  $405,216   $417,684   $421,369    $471,387  $485,778  $489,430
Tier I capital                                 $416,312   $407,075  $420,281   $440,302   $457,738    $487,668  $510,638  $513,229
Goodwill                                        $55,409    $61,428   $61,418    $61,418    $59,060     $59,683   $62,277   $62,277
Amortizable intangibles                         $11,746     $9,928    $9,204     $8,725    $10,575      $9,938    $9,414    $8,991
Mortgage servicing intangibles                   $2,082     $1,860    $1,577     $1,384     $1,256      $1,093      $941      $829
Common shares repurchased for publicly
  announced plans                                    96         12         -         17         22           -         -       228

Performance Ratios

Return on average assets                          1.52%      0.12%     1.39%      1.49%      1.45%       2.36%     1.44%     1.32%
Return on average common equity                  15.27%      1.18%    15.98%     18.34%     17.89%      27.58%    15.54%    13.77%
Earning asset yield (TE)                          6.08%      6.19%     6.14%      6.17%      6.32%       6.60%     6.54%     6.64%
Total cost of funds                               1.66%      1.80%     1.70%      1.88%      2.05%       2.30%     2.48%     2.60%
Net interest margin (TE)                          4.42%      4.40%     4.44%      4.30%      4.27%       4.29%     4.06%     4.04%
Noninterest expense as a percent
  of total revenue (TE) before amortization
  of purchased intangibles, net storm-related
  gain/(loss), gain on sale of credit card
  merchant and securities transactions           57.83%     60.85%    56.89%     58.30%     59.13%      58.76%    59.79%    61.38%
Common equity (period-end) as
  a percent of total assets (period-end)         10.03%      9.55%     8.02%      7.82%      8.00%       8.86%     9.36%     9.61%
Leverage (Tier I) ratio                           8.83%      8.64%     7.85%      7.45%      7.59%       8.15%     8.63%     8.80%
Tangible common equity ratio                      8.71%      8.17%     6.89%      6.75%      6.92%       7.79%     8.24%     8.48%
Net charge-offs as a
  percent of average loans                        0.24%      0.23%     0.41%     -0.01%      0.40%       0.34%     0.19%     0.18%
Allowance for loan losses as
  a percent of period-end loans                   1.45%      2.59%     2.51%      2.51%      2.35%       1.55%     1.44%     1.41%
Allowance for loan losses to
  NPAs + loans 90 days past due                 284.75%    392.70%   195.50%    432.85%    457.10%     494.65%   694.67%   413.60%
Loan/deposit ratio                               73.63%     76.77%    66.44%     59.00%     57.40%      60.97%    64.34%    65.91%
Noninterest income excluding
  net storm-related gain/(loss), gain on
  sale of credit card merchant and
  securities transactions as a percent
  of total revenue (TE)                          34.06%     31.10%    29.68%     29.92%     30.28%      30.18%    33.14%    32.48%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)
                                                       2005                                  2006                        2007
                                       -------------------------------- ---------------------------------------------  -----------
                                             2Q         3Q        4Q         1Q         2Q         3Q         4Q          1Q
                                       ---------- ---------- ---------- ----------- ----------  ---------- ----------   ----------

Asset Quality Information

Non-accrual loans                          $8,052    $10,373    $10,617      $8,676     $7,237      $5,179     $3,500       $4,494
Foreclosed assets                           2,567      2,973      1,898       1,779      1,606         970        681          718
                                       ---------- ---------- ---------- ----------- ----------  ---------- ----------   ----------
Total non-performing assets               $10,619    $13,346    $12,515     $10,455     $8,843      $6,149     $4,181       $5,212
Non-performing assets as a percent of
  loans and foreclosed assets               0.37%      0.45%      0.42%       0.35%      0.29%       0.20%      0.13%        0.16%

Accruing loans 90 days past due            $3,914     $6,156    $25,622      $6,632     $6,681      $3,626     $2,552       $6,035
Accruing loans 90 days past due as
  a percent of loans                        0.14%      0.21%      0.86%       0.22%      0.22%       0.12%      0.08%        0.18%
Non-performing assets + accruing loans
  90 days past due to loans and
  foreclosed assets                         0.51%      0.65%      1.28%       0.57%      0.51%       0.31%      0.21%        0.34%

Net charge-offs                            $1,691     $1,704     $3,104       ($108)    $3,001      $2,608     $1,523       $1,465
Net charge-offs as
  a percent of average loans                0.24%      0.23%      0.41%      -0.01%      0.40%       0.34%      0.19%        0.18%

Allowance for loan losses                 $41,382    $76,584    $74,558     $73,961    $70,960     $48,352    $46,772      $46,517
Allowance for loan losses as a
  percent of period-end loans               1.45%      2.59%      2.51%       2.51%      2.35%       1.55%      1.44%        1.41%
Allowance for loan losses to NPAs +
  accruing loans 90 days past due         284.75%    392.70%    195.50%     432.85%    457.10%     494.65%    694.67%      413.60%

Provision for (recovery of) loan losses    $1,891    $36,905     $1,079       ($705)         -    ($20,000)      ($57)      $1,211

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                 $202       ($17 )     $332     ($1,769)      $620        $522      ($137)        $168
Mortgage loans                                 (5)         7         (7)        181         28         367        (11)          23
Direct consumer loans                         491        861      1,831         579      1,681       1,003        493          110
Indirect consumer loans                       538        342        272         653        391         294        395          675
Finance company loans                         465        511        676         248        281         422        783          489
                                       ---------- ---------- ---------- ----------- ----------  ---------- ----------   ----------
Total net charge-offs                      $1,691     $1,704     $3,104       ($108)    $3,001      $2,608     $1,523       $1,465
                                       ---------- ---------- ---------- ----------- ----------  ---------- ----------   ----------

Average loans:
Commercial/real estate loans           $1,523,348 $1,584,244 $1,660,804 $$1,674,706 $1,699,768  $1,759,173 $1,855,506   $1,931,966
Mortgage loans                            417,307    430,615    442,977     410,023    410,522     423,610    428,674      426,103
Direct consumer loans                     509,628    504,362    489,150     469,832    463,977     470,771    479,087      485,201
Indirect consumer loans                   323,100    335,482    342,203     351,405    348,463     347,404    350,829      357,008
Finance Company loans                      62,124     64,006     63,663      64,496     71,461      79,483     86,965       92,315
                                       ---------- ---------- ---------- ----------- ----------  ---------- ----------   ----------
Total average loans                    $2,835,506 $2,918,709 $2,998,797 $$2,970,461 $2,994,191  $3,080,442 $3,201,061   $3,292,593

Net charge-offs to average loans:
Commercial/real estate loans                0.05%      0.00%      0.08%      -0.43%      0.15%       0.12%     -0.03%        0.04%
Mortgage loans                              0.00%      0.01%     -0.01%       0.18%      0.03%       0.34%     -0.01%        0.02%
Direct consumer loans                       0.39%      0.68%      1.49%       0.50%      1.45%       0.85%      0.41%        0.09%
Indirect consumer loans                     0.67%      0.40%      0.32%       0.75%      0.45%       0.34%      0.45%        0.77%
Finance Company loans                       3.00%      3.17%      4.21%       1.56%      1.58%       2.11%      3.57%        2.15%
Total net charge-offs to average loans      0.24%      0.23%      0.41%      -0.01%      0.40%       0.34%      0.19%        0.18%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)
                                                    2005                                  2006                        2007
                                      ------------------------------  ------------------------------------------    ---------
                                          2Q         3Q        4Q         1Q         2Q         3Q         4Q          1Q
                                      ---------  ---------  --------  ---------  ---------   ---------  --------    ---------

Income Statement

Interest income                         $64,027    $65,644   $73,429    $81,590    $86,404     $89,233   $87,104      $85,708
Interest income (TE)                     65,767     67,506    75,433     83,563     88,375      91,275    89,366       88,124
Interest expense                         17,961     19,659    20,911     25,273     28,636      31,988    33,966       34,308
                                      ---------  ---------  --------  ---------  ---------   ---------  --------    ---------
Net interest income (TE)                 47,807     47,847    54,522     58,290     59,740      59,286    55,400       53,816
Provision for (recovery of) loan
  losses                                  1,891     36,905     1,079       (705)         -     (20,000)      (57)       1,211
Noninterest income excluding net
 storm-related gain/(loss)
 and securities transactions             24,695     21,600    23,016     24,890     25,942      25,627    27,460       25,889
Net storm-related gain/(loss)                 -     12,276    (5,692)         -          -           -     5,084            -
Securities transactions gains/(losses)      (15)       (18)      (27)       118          -         110    (5,396)         213
Noninterest expense                      42,505     42,770    44,626     49,165     51,172      50,336    50,042       49,346
                                      ---------  ---------  --------  ---------  ---------   ---------  --------    ---------
Income before income taxes               26,350        168    24,112     32,865     32,536      52,645    30,300       26,945
Income tax expense                        8,256     (1,267)    5,047     10,854     10,539      16,614     8,538        7,715
                                      ---------  ---------  --------  ---------  ---------   ---------  --------    ---------
Net income                              $18,094     $1,435   $19,065    $22,011    $21,998     $36,031   $21,762      $19,229
                                      =========  =========  ========  =========  =========   =========  ========    =========

Noninterest Income
  and Noninterest Expense

Service charges on deposit accounts     $10,459     $7,975    $6,850     $7,884     $9,223      $9,719    $9,402       $9,190
Trust fees                                2,859      2,761     2,946      3,078      3,409       3,175     3,624        3,693
Debit card & merchant fees                1,074      1,055     1,717      1,709      1,863       1,744     1,983        1,778
Insurance fees                            3,499      4,883     4,837      5,159      4,596       4,146     5,346        4,369
Investment & annuity fees                 1,547      1,304     1,037      1,264      1,591       1,595     1,519        1,978
ATM fees                                  1,154        871       805      1,294      1,273       1,223     1,215        1,324
Secondary mortgage market operations        676        377       670        817        749       1,018       945          911
Other income                              3,428      2,374     4,154      3,684      3,239       3,009     3,426        2,646
                                      ---------  ---------  --------  ---------  ---------   ---------  --------    ---------
Noninterest income excluding net
  storm-related gain/(loss)
  and securities transactions           $24,695    $21,600   $23,016    $24,890    $25,942     $25,627   $27,460      $25,889
Net storm-related gain/(loss)                 -     12,276    (5,692)         -          -           -     5,084            -
Securities transactions gains/(losses)      (15)       (18)      (27)       118          -         110    (5,396)         213
                                      ---------  ---------  --------  ---------  ---------   ---------  --------    ---------
Total noninterest income including
  storm-related gain/(loss) and
  securities transactions               $24,680    $33,858   $17,298    $25,008    $25,942     $25,737   $27,147      $26,101
                                      =========  =========  ========  =========  =========   =========  ========    =========

Personnel expense                       $22,925    $24,275   $24,580    $26,202    $26,400     $27,059   $24,092      $26,563
Occupancy expense (net)                   2,576      2,617     3,237      3,659      3,474       2,882     3,335        4,073
Equipment expense                         2,366      2,319     2,511      2,668      2,816       2,647     2,665        2,272
Other operating expense                  14,059     13,044    13,780     15,961     17,976      17,304    19,451       16,015
Amortization of intangibles                 578        514       518        675        507         445       499          423
                                      ---------  ---------  --------  ---------  ---------   ---------  --------    ---------
Total noninterest expense               $42,505    $42,770   $44,626    $49,165    $51,172     $50,336   $50,042      $49,346